Center Coast MLP Focus Fund
Class A Shares
(Ticker Symbol: CCCAX)
Class C Shares
(Ticker Symbol: CCCCX)
Institutional Class
(Ticker Symbol: CCCNX)

A series of Investment Managers Series Trust

Supplement dated October 14, 2016, to the
Prospectus dated April 1, 2016.

Effective October 17, 2016, shareholders of the Center Coast MLP Focus Fund (the “Fund”) may exchange their Fund shares for shares of other funds managed by Liberty Street Advisors, Inc. the Fund’s advisor (the “Advisor”).

As a result, the following paragraph is added following the section entitled “Small Accounts” on page 37 of the Prospectus.

Exchange Privileges. You may exchange shares of the Fund for shares of other funds managed by the Advisor, which are offered in separate prospectuses. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or a loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. If you are not using a broker, you may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. If a CDSC applies to your redemption of Fund shares, it will be waived for the transaction to exchange shares of the Fund for shares of another fund managed by the Advisor; however, the CDSC and the remaining time period for which the CDSC applies will carry to the other fund.

In addition, the following is added to the section entitled “Elimination of Initial Sales Charges – Class A Shares” on page 31 of the Prospectus.

No sales charge is assessed on shares purchased as a result of an exchange from another eligible fund managed by the Advisor;

No sales charge is assessed on Class A Shares purchased within 90 days from the redemption of Class A Shares of another eligible fund managed by the Advisor;

In addition, the following is added to the section entitled “Waivers of CDSC” beginning on page 31 of the Prospectus.

A CDSC will not be assessed on exchanges into another eligible fund managed by the Advisor; however, any applicable CDSC and the remaining time period for which the CDSC applies will carry to the other fund.

In addition, the wire instructions under the “Methods of Buying” section on page 34 of the Prospectus are deleted and replaced with the following.

UMB Bank, n.a.
ABA Number 101000695
For credit to Liberty Street Funds
A/C # 9871879623
For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Please file this Supplement with your records.